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                                                                    EXHIBIT 10.4


                           LAIDLAW INTERNATIONAL, INC.
                          $825,000,000 CREDIT AGREEMENT

                                    AMENDMENT

                            DATED AS OF JUNE 26, 2003

                  This AMENDMENT, dated as of June 26, 2003 (this "Agreement"), under the $825,000,000 Credit Agreement, dated as of June 19, 2003 (such agreement, as amended or otherwise modified, being referred to herein as the "Credit Agreement"), among Laidlaw International, Inc. (f/k/a Laidlaw Investments Ltd.), a Delaware corporation, Laidlaw Transit Ltd., an Ontario corporation, Greyhound Canada Transportation Corp., an Ontario corporation, as borrowers (the "Borrowers"), Citicorp North America, Inc., as administrative and collateral agent (the "Agent"), the other agents and lenders named therein, and Citigroup Global Markets Inc. and Credit Suisse First Boston, as joint lead arrangers (the "Joint Lead Arrangers"). Capitalized terms used without definition in this Agreement shall have the meanings provided in the Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the Credit Agreement is fully effective as of the date hereof;

                  WHEREAS, the Borrowers and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

                  SECTION 1. Amendment of Credit Agreement. The Credit Agreement is amended as follows:

                  (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (i) By deleting, in the definition of "APPLICABLE MARGIN", the word "the" before the term, "Revolving Credit Facility" in clause (a) thereto, and replacing such word with the word, "each".

                  (ii) By deleting the definition of "APPROPRIATE LENDER" and replacing in its place the following definition:

                           "APPROPRIATE LENDER" means, at any time, with respect to (a) any of the Term B Facility, the Incremental Term Facility, the US Revolving Credit Tranche A Facility or the US Revolving Credit Tranche B Facility, a

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                           Lender that has a Commitment with respect to such
                           Facility at such time, (b) the US Revolving Letter of Credit Facility, (i) any US Revolving Issuing Bank and (ii) if the other US Revolving Credit Tranche A Lenders have made Revolving Letter of Credit Advances pursuant to Section 2.03(c) that are outstanding at such time, each such other US Revolving Credit Tranche A Lender, (c) the Canadian Letter of Credit Facility, (i) any Canadian Revolving Issuing Bank and
                           (ii) if the other US Revolving Credit Tranche A Lenders have made Revolving Letter of Credit Advances pursuant to Section 2.03(c) that are outstanding at such time, each such other US Revolving Credit Tranche A Lender, (d) the Canadian Subfacility, (i) any Canadian Lender and (ii) if the other US Revolving Credit Tranche A Lenders have made Canadian Revolving Credit Advances pursuant to Section 2.02(c) that are outstanding at such time, each such other US Revolving Credit Tranche A Lender, (e) the Swing Line Facility, (i) the Swing Line Bank and (ii) if the other US Revolving Credit Tranche A Lenders have made Swing Line Advances pursuant to Section 2.01(d) that are outstanding at such time, each such other US Revolving Credit Tranche A Lender and (f) the Additional Letter of Credit Facility, the Additional Issuing Bank.

                  (iii) By deleting the definition of "CANADIAN LETTER OF CREDIT ADVANCE" and replacing in its place the following definition:

                           "CANADIAN LETTER OF CREDIT ADVANCE" means an advance made by any Canadian Issuing Bank or any US Revolving Credit Tranche A Lender pursuant to Section 2.03(c).

                  (iv) By deleting the definition of "REQUIRED LENDERS" and replacing in its place the following definition:

                  "REQUIRED LENDERS" means, at any time, Lenders owed or holding at least a majority in interest of the sum of, without duplication, (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, (c) the aggregate Face Amount of all Bankers' Acceptances and Notional Bankers' Acceptances outstanding at such time, (d) the aggregate unused Term B Commitments at such time and (e) the aggregate Unused Revolving Credit Commitments at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (A) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, (B) such Lender's Pro Rata Share of the aggregate Available Amount of all Letters of Credit outstanding at such time, (C) such Lender's Pro Rata Share of the aggregate Face Amount of all Bankers' Acceptances and Notional Bankers' Acceptances outstanding at such time, (D) the aggregate unused Term B Commitment of such Lender at such time and (E) the Unused Revolving Credit Commitment of such Lender at such time.

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                  For purposes of this definition, (a) the aggregate principal amount of US Letter of Credit Advances owing to any US Issuing Bank and of Swing Line Advances owing to any Swing Line Bank, the Available Amount of each US Letter of Credit shall be considered to be owed to the US Revolving Credit Tranche A Lenders ratably in accordance with their respective US Revolving Credit Tranche A Commitments and (b) the aggregate principal amount of Canadian Advances owing to any Canadian Lender, of Canadian Letter of Credit Advances owing to any Canadian Issuing Bank, the Available Amount of each Canadian Letter of Credit and the Aggregate Face Amount of all Bankers' Acceptances and Notional Bankers' Acceptances shall be considered to be owed to the US Revolving Credit Tranche A Lenders and to the Canadian Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments.

                  (v) By deleting the definition of "REQUIRED REVOLVING CREDIT LENDERS" and replacing in its place the following definition:

                           "REQUIRED REVOLVING CREDIT TRANCHE A LENDERS" means, at any time, Lenders (not including any Defaulting Lender) owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the US Revolving Credit Tranche A Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, (c) the aggregate Face Amount of all Bankers' Acceptances and Notional Bankers' Acceptances outstanding at such time, and (d) the aggregate Unused Revolving Credit Tranche A Commitments at such time. For purposes of this definition, (a) the aggregate principal amount of US Letter of Credit Advances owing to any US Issuing Bank and of Swing Line Advances owing to any Swing Line Bank, the Available Amount of each US Letter of Credit shall be considered to be owed to the US Revolving Credit Tranche A Lenders ratably in accordance with their respective US Revolving Credit Tranche A Commitments and (b) the aggregate principal amount of Canadian Revolving Credit Advances owing to any Canadian Lender, of Canadian Letter of Credit Advances owing to any Canadian Issuing Bank, the Available Amount of each Canadian Letter of Credit and the Aggregate Face Amount of all Bankers' Acceptances and Notional Bankers' Acceptances shall be considered to be owed to the US Revolving Credit Tranche A Lenders and to the Canadian Revolving Credit Lenders ratably in accordance with their respective US Revolving Credit Tranche A Commitments.

                  (vi) By deleting the definition of "REVOLVING CREDIT FACILITY" and replacing in its place the following definition:

                           "REVOLVING CREDIT FACILITY" means the US Revolving Credit Tranche A Facility and the US Revolving Credit Tranche B Facility.
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                                        4

                  (vii) By deleting the definition of "REVOLVING ISSUING BANKS" and replacing in its place the following definition:

                           "REVOLVING ISSUING BANKS" means each Initial US Revolving Issuing Bank and any other US Revolving Credit Tranche A Lender approved as a US Revolving Issuing Bank or a Canadian Issuing Bank by the Administrative Agent and any Eligible Assignee to which a Letter of Credit Commitment hereunder has been assigned pursuant to Section 8.07 so long as each such US Revolving Credit Tranche A Lender or each such Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Revolving Issuing Bank and notifies the Administrative Agent of its Applicable Lending Office and the amount of its Letter of Credit Commitment (which information shall be recorded by the Administrative Agent in the Register), for so long as such Initial US Revolving Issuing Bank, US Revolving Credit Tranche A Lender or Eligible Assignee, as the case may be, shall have a Letter of Credit Commitment.

                  (viii) By deleting the definition of "SWING LINE ADVANCE" and replacing in its place the following definition:

                           "SWING LINE ADVANCE" means an advance made by the Swing Line Bank pursuant to Section 2.01(d) or any US Revolving Credit Tranche A Lender pursuant to Section 2.02(b).

                  (ix) By deleting the definition of "SWING LINE BORROWING" and replacing in its place the following definition:

                           "SWING LINE BORROWING" means a borrowing consisting of a Swing Line Advance made by the Swing Line Bank pursuant to Section 2.01(d) or the US Revolving Credit Tranche A Lenders pursuant to Section 2.02(b).

                  (x) By deleting the definition of "UNUSED REVOLVING CREDIT COMMITMENT" and replacing in its place the following definition:

                           "UNUSED REVOLVING CREDIT COMMITMENT" means the Unused Revolving Credit Tranche A Commitment and the Unused Revolving Credit Tranche B Commitment.

                  (xi) By deleting the definition of "US REVOLVING CREDIT ADVANCE" and replacing in its place the following definition:

                           "US REVOLVING CREDIT ADVANCE" means a US Revolving Credit Tranche A Advance and a US Revolving Credit Tranche B Advance.

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                                       5

                  (xii) By deleting the definition of "US REVOLVING CREDIT BORROWING" and replacing in its place the following definition:

                           "US REVOLVING CREDIT BORROWING" means a US Revolving Credit Tranche A Borrowing and a US Revolving Credit Tranche B Borrowing.

                  (xiii) By deleting the definition of "US REVOLVING CREDIT COMMITMENT" and replacing in its place the following definition:

                           "US REVOLVING CREDIT COMMITMENT" means a US Revolving Credit Tranche A Commitment and a US Revolving Credit Tranche B Commitment.

                  (xiv) By deleting the definition of "US REVOLVING CREDIT LENDER" and replacing in its place the following definition:

                           "US REVOLVING CREDIT LENDER" means a US Revolving Credit Tranche A Lender and a US Revolving Credit Tranche B Lender.

                  (xv) By deleting the definition of "US REVOLVING CREDIT NOTE" and replacing in its place the following definition:

                           "US REVOLVING CREDIT NOTE" means a US Revolving Credit Tranche A Note and a US Revolving Credit Tranche B Note.

                  (xvi) By deleting the definition of "US REVOLVING LETTER OF CREDIT ADVANCE" and replacing in its place the following definition:

                           "US REVOLVING LETTER OF CREDIT ADVANCE" means an advance made by any US Revolving Issuing Bank or any US Revolving Credit Tranche A Lender pursuant to
                           Section 2.03(c).

                  (xvii) By inserting the following definitions in proper alphabetical order:

                           "REQUIRED REVOLVING CREDIT TRANCHE B LENDERS" means, at any time, Lenders (not including any Defaulting Lender) owed or holding at least a majority in interest of the sum of the aggregate principal amount of the US Revolving Credit Tranche B Advances outstanding at such time and the aggregate Unused Revolving Credit Tranche B Commitments at such time.

                           "UNUSED REVOLVING CREDIT TRANCHE A COMMITMENT" means, with respect to any US Revolving Credit Tranche A Lender at any time, (a) such Lender's US Revolving Credit Tranche A Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all US Revolving Credit Tranche A Advances, Swing Line Advances and Letter of Credit Advances made by such Lender (in its capacity as a Lender) and

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                           outstanding at such time plus (without duplication)
                           (ii) such Lender's Pro Rata Share of (A) with respect to US Revolving Credit Tranche A Lenders, the aggregate Available Amount of all Revolving Letters of Credit outstanding at such time and with respect to Canadian Lenders, the aggregate Available Amount of all Canadian Letters of Credit outstanding at such time, (B) with respect to US Revolving Credit Tranche A Lenders, the aggregate principal amount of all Letter of Credit Advances made by the Issuing Banks pursuant to Section 2.03(c) and outstanding at such time and with respect to the Canadian Lenders, the aggregate principal amount of all Canadian Letter of Credit Advances made by the Canadian Issuing Banks pursuant to Section 2.03(c) and outstanding at such time, (C) with respect to US Revolving Credit Tranche A Lenders, the aggregate principal amount of all Canadian US Revolving Credit Tranche A Advances made by the Canadian Lenders and outstanding at such time,
                           (D) with respect to the US Revolving Credit Tranche A Lenders, the aggregate principal amount of all Swing Line Advances made by the Swing Line Banks pursuant to Section 2.01(d) and outstanding at such time and
                           (E) the aggregate Face Amount of all Bankers' Acceptances and Notional Bankers' Acceptances outstanding at such time.

                           "UNUSED REVOLVING CREDIT TRANCHE B COMMITMENT" means, with respect to any US Revolving Credit Tranche B Lender at any time, such Lender's US Revolving Credit Tranche B Commitment at such time minus the aggregate principal amount of all US Revolving Credit Tranche B Advances made by such Lender and outstanding at such time.

                           "US REVOLVING CREDIT TRANCHE A ADVANCE" has the meaning specified in Section 2.01(b)(i) and includes US Revolving Letter of Credit Advances.

                           "US REVOLVING CREDIT TRANCHE B ADVANCE" has the meaning specified in Section 2.01(b)(ii).

                           "US REVOLVING CREDIT TRANCHE A BORROWING" means a borrowing consisting of simultaneous US Revolving Credit Tranche A Advances of the same Type made by the US Revolving Credit Tranche A Lenders.

                           "US REVOLVING CREDIT TRANCHE B BORROWING" means a borrowing consisting of simultaneous US Revolving Credit Tranche B Advances of the same Type made by the US Revolving Credit Tranche B Lenders.

                           "US REVOLVING CREDIT TRANCHE A COMMITMENT" means, with respect to any US Revolving Credit Tranche A Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "US Revolving Credit Tranche A Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to

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                                       7

                           Section 8.07(d) as such Lender's "US Revolving Credit Tranche A Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.06.

                           "US REVOLVING CREDIT TRANCHE B COMMITMENT" means, with respect to any US Revolving Credit Tranche B Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "US Revolving Credit Tranche B Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Lender's "US Revolving Credit Tranche B Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.06.

                           "US REVOLVING CREDIT TRANCHE A FACILITY" means, at any time, the aggregate amount of the US Revolving Credit Tranche A Lenders' US Revolving Credit Tranche A Commitments at such time.

                           "US REVOLVING CREDIT TRANCHE B FACILITY" means, at any time, the aggregate amount of the US Revolving Credit Tranche B Lenders' US Revolving Credit Tranche B Commitments at such time.

                           "US REVOLVING CREDIT TRANCHE A LENDER" means any US Revolving Credit Lender that has a US Revolving Credit Tranche A Commitment.

                           "US REVOLVING CREDIT TRANCHE B LENDER" means any US Revolving Credit Lender that has a US Revolving Credit Tranche B Commitment.

                           "US REVOLVING CREDIT TRANCHE A NOTE" means a promissory note of the US Borrower payable to the order of any US Revolving Credit Tranche A Lender in substantially the form of Exhibit A-1(a) hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the US Revolving Credit Tranche A Advances and the Letter of Credit Advances and the Swing Line Advances made by such Lender, as amended.

                           "US REVOLVING CREDIT TRANCHE B NOTE" means a promissory note of the US Borrower payable to the order of any US Revolving Credit Tranche B Lender, in substantially the form of Exhibit A-1(b) hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the US Revolving Credit Tranche B Advances, as amended.

                  (b) Section 2.01(b) of the Credit Agreement is hereby amended as follows:

                  (i) By deleting the current Section 2.01(b) and replacing in its place a new Section 2.01(b)(i):

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                                       8

                           "(b)(i) The US Revolving Credit Tranche A Advances. Each US Revolving Credit Tranche A Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "US REVOLVING CREDIT TRANCHE A ADVANCE") in US Dollars to the US Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in respect of the Revolving Credit Facility in an amount for each such Advance not to exceed an amount equal to such Lender's Unused Revolving Credit Tranche A Commitment. The proceeds of any US Revolving Credit Tranche A Advances made prior to the Escrow Release Date shall be deposited directly into the Escrow Account with the US Borrower only acquiring rights to such proceeds subject to the rights of the Lenders as beneficiaries pursuant to the Escrow Agreement. Each US Revolving Credit Tranche A Borrowing shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof (other than a Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Swing Line Advances or Letter of Credit Advances) and shall consist of US Revolving Credit Tranche A Advances made simultaneously by the US Revolving Credit Tranche A Lenders ratably according to their US Revolving Credit Tranche A Commitments. If the substantial consummation of the Plan of Reorganization does not occur prior to the Deadline Date, the proceeds of the US Revolving Credit Tranche A Advances shall be returned to the Administrative Agent for the account of the US Revolving Credit Tranche A Lenders as set forth in the Escrow Agreement. Within the limits of each US Revolving Credit Tranche A Lender's Unused Revolving Credit Tranche A Commitment in effect from time to time, the US Borrower may borrow under this
                           Section 2.01(b)(i), prepay pursuant to Section 2.07(a) and reborrow under this Section 2.01(b)(i)."

                  (ii)     By inserting a new Section 2.01(b)(ii) after the new
         Section 2.01(b)(i):

                           "(b)(ii) The US Revolving Credit Tranche B Advances. Each US Revolving Credit Tranche B Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "US REVOLVING CREDIT TRANCHE B ADVANCE") in US Dollars to the US Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in respect of the Revolving Credit Facility in an amount for each such Advance not to exceed an amount equal to such Lender's Unused Revolving Credit Tranche B Commitment minus its Pro Rata Share of the Blocked Amount at such time; provided that each such Lender agrees to make advances of funds designated as the Blocked Amount solely to the extent that the US Borrower has been called upon to make payment of the Stipulated Loss Value under any guarantee of the Greyhound Leases in an amount for each such Advance not to exceed such Lender's Unused Revolving Credit Tranche B Commitment at such time. The proceeds of any US Revolving Credit Tranche B Advances made

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                                       9

                           prior to the Escrow Release Date shall be deposited directly into the Escrow Account with the US Borrower only acquiring rights to such proceeds subject to the rights of the Lenders as beneficiaries pursuant to the Escrow Agreement. Each US Revolving Credit Tranche B Borrowing shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of US Revolving Credit Tranche B Advances made simultaneously by the US Revolving Credit Tranche B Lenders ratably according to their US Revolving Credit Tranche B Commitments. If the substantial consummation of the Plan of Reorganization does not occur prior to the Deadline Date, the proceeds of the US Revolving Credit Tranche B Advances shall be returned to the Administrative Agent for the account of the US Revolving Credit Tranche B Lenders as set forth in the Escrow Agreement. Within the limits of each US Revolving Credit Tranche B Lender's Unused Revolving Credit Tranche B Commitment in effect from time to time, the US Borrower may borrow under this Section 2.01(b)(ii), prepay pursuant to Section 2.07(a) and reborrow under this Section 2.01(b)(ii)."

                  (c) Sections 2.01(c), 2.01(d), 2.01(f)(i), 2.01(f)(ii),
         2.01(f)(iv), 2.02(a), 2.02(b), 2.02(c), 2.03(a), 2.03(b), 2.03(c),
         2.04(c), 2.04(d), 2.04(e), 2.06(b)(ii), 2.06(b)(iv), 2.06(b)(v),
         2.07(b)(iii), 2.07(b)(vi), 2.09(b), 3.03, 6.01, 6.02 and 7.05(c) of the
         Credit Agreement are each hereby amended by, in each instance to the extent such terms are used therein:

                  (i) Replacing therein the term, "Revolving Credit Advances" with the term, "US Revolving Credit Tranche A Advances";

                  (ii) Replacing therein the term, "Revolving Credit Borrowing" with the term, "US Revolving Credit Tranche A Borrowing";

                  (iii) Replacing therein the term, "Revolving Credit Facility" with the term, "US Revolving Credit Tranche A Facility";

                  (iv) Replacing therein the term, "Revolving Credit Lender" with the term, "US Revolving Credit Tranche A Lender";

                  (v) Replacing therein the term, "Revolving Lender" with the term, "US Revolving Credit Tranche A Lender";

                  (vi) Replacing therein the term, "Unused Revolving Credit Commitments" with the term, "Unused Revolving Credit Tranche A Commitments";

                  (vii) Replacing therein the term, "US Revolving Credit Advances" with the term, "US Revolving Credit Tranche A Advances";

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                                       10

                  (viii) Replacing therein the term, "US Revolving Credit Facility" with the term, "US Revolving Credit Tranche A Facility";

                  (ix) Replacing therein the term, "US Revolving Credit Lender" with the term, "US Revolving Credit Tranche A Lender"; and

                  (x) Replacing therein the term, "US Revolving Lender" with the term, "US Revolving Credit Tranche A Lender".

                  (d) Section 2.04(b) of the Credit Agreement is hereby amended by:

                  (i) In each instance, replacing the term, (x) "US Revolving Credit Lenders" with the term, "US Revolving Credit Tranche A Lenders", (y) "Revolving Credit Facility" with the term, "US Revolving Credit Tranche A Facility" and (z) "US Revolving Credit Advances" with the term, "US Revolving Credit Tranche A Advances".

                  (ii) Adding "(i)" after the section heading, "US Revolving Credit Advances.".

                  (iii)    Adding a new Section 2.04(b)(ii):

                  "(ii) The applicable US Borrower shall repay to the Administrative Agent for the ratable account of the US Revolving Credit Tranche B Lenders on the Termination Date in respect of the US Revolving Credit Tranche B Facility the aggregate principal amount of the US Revolving Tranche B Credit Advances then outstanding."

                  (e) Section 2.09(a) of the Credit Agreement is hereby amended by replacing the term, "US Revolving Credit Lender" with the term, "US Revolving Credit Tranche A Lender".

                  (f)      Section 8.01 of the Credit Agreement is hereby
         amended by:

                  (i) In each instance, replacing therein the term, "Revolving Credit Lender" with the term, "US Revolving Credit Tranche A Lender"; and

                  (ii) Adding the following proviso immediately before the last heretofore existing proviso:

                   "provided further that no amendment, waiver or consent shall, unless in writing and signed by the Required Revolving Credit Tranche B Lenders, adversely affect the rights of the US Revolving Tranche B Lenders and there shall be no amendment to the definition of Required Revolving Credit Tranche B Lenders without the consent of all the US Revolving Credit Tranche B Lenders;"

                  (g) Schedule I of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule I hereto.

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                                       11

                  (h) Exhibit A-1 of the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A-1(a) attached hereto.

                  (i) Exhibit A-1(b) hereto is hereby added to the Credit Agreement.

                  SECTION 2. Conditions to Effectiveness. The provisions of
Section 1 of this Agreement shall become effective as of the date first above written (the "Closing Date") when, and only when, the Agent shall have received confirmation of each of the following, each in form and substance satisfactory to the Agent:

                  (i) Execution of Counterparts. The Agent shall have received counterparts of this Agreement duly executed by each of the Borrowers and the Lenders party hereto.

                  (ii) Execution of Consents. The Agent shall have received counterparts of the consent appended hereto, duly executed by each of the Loan Parties (other than the Borrowers) consenting to the execution of this Agreement.

                  (iii) Payment of Fees and Expenses. The Agent shall have determined that all agency, trustee, custodial, filing service, legal and other fees and disbursements incurred and invoiced through the day immediately prior to the Closing Date, including all fees of the Agent and its counsel, shall have been paid in full by the Borrowers.

                  (iv) No Default. No Default shall have occurred and be continuing.

                  SECTION 3. Confirmation of Representations and Warranties. Each of the Borrowers hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Agreement, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

                  SECTION 4. Reference to and Effect on the Transaction Documents. (a) On and after the effectiveness of this Agreement, each reference in the Credit Agreement to "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Agreement.

                  (b) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the transaction documents, nor constitute a waiver of any provision of any of the transaction documents.

                  SECTION 5. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

                  SECTION 7. Entire Agreement; Modification. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

                              [Signatures follow.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         LAIDLAW INTERNATIONAL, INC. (f/k/a
                                         LAIDLAW INVESTMENTS LTD.)

                                         By ____________________________________
                                         Name:
                                         Title:

                                         LAIDLAW TRANSIT LTD.

                                         By ____________________________________
                                         Name:
                                         Title:

                                         GREYHOUND CANADA TRANSPORTATION CORP.

                                         By ____________________________________
                                         Name:
                                         Title:

                                 CITICORP NORTH AMERICA, INC.,
                                 as Administrative Agent and as Collateral Agent

                                 By ______________________________
                                 Name:
                                 Title:

                                 CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Syndication Agent

                                 By ______________________________
                                 Name:
                                 Title:

                                 By ______________________________
                                 Name:
                                 Title:

                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION, as Co-Documentation Agent

                                 By ______________________________
                                 Name:
                                 Title:

                            INITIAL LENDERS

                                 CITICORP NORTH AMERICA, INC.

                                 By ______________________________
                                 Name:
                                 Title:

                                 CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch

                                 By ______________________________
                                 Name:
                                 Title:

                                 By ______________________________
                                 Name:
                                 Title:

                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By ______________________________
                                 Name:
                                 Title:

                         INITIAL REVOLVING ISSUING BANK

                                 CITIBANK, N.A.

                                 By ______________________________
                                 Name:
                                 Title:

                          INITIAL CANADIAN ISSUING BANK

                                 CITIBANK CANADA
                                 as Initial Canadian Issuing Bank

                                 By ______________________________
                                 Name:
                                 Title:

                             ADDITIONAL ISSUING BANK

                                 CITIBANK, N.A.,
                                 as Additional Issuing Bank

                                 By ______________________________
                                 Name:
                                 Title:

                                SWING-LINE LENDER

                                 CITICORP NORTH AMERICA, INC.

                                 By ______________________________
                                 Name:
                                 Title:

                                CANADIAN LENDERS

                                 CITIBANK CANADA,
                                 as Canadian Lender

                                 By ______________________________
                                 Name:
                                 Title:

                                 CREDIT SUISSE FIRST BOSTON (TORONTO BRANCH), as Canadian Lender

                                 By ______________________________
                                 Name:
                                 Title:

                            GUARANTOR/GRANTOR CONSENT

                                               Dated as of June __, 2003

                  Each of the undersigned as (a) Guarantors under (x) the US Subsidiary Guaranty or (y) the Canadian Subsidiary Guarantee, each dated as of June 19, 2003 (collectively, the "Guaranties") in favor of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Guaranties) and
(b) Grantors under the Collateral Documents (as defined in the Credit Agreement referred to in the foregoing Guaranties), hereby consents to such Amendment and hereby confirms and agrees that (i) notwithstanding the effectiveness of such Amendment, the Guaranties and each Collateral Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranties or any Collateral Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment and (ii) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (as defined in the Credit Agreement referred to in the foregoing Guaranties).

                                 US SUBSIDIARY
                                 GUARANTORS/GRANTORS:

                                 A1 LEASING, INC.,
                                 a Florida corporation

                                 ADAM TRANSPORTATION SERVICE, INC.,
                                 a New York corporation

                                 ALLIED BUS SALES, INC.,
                                 an Indiana corporation

                                 AMBULANCE ACQUISITION, INC.,
                                 a Delaware corporation

                                 AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC., a California corporation

                                 AMERICAN INVESTMENT ENTERPRISES, INC.,
                                 a Nevada corporation

                                 AMERICAN MEDICAL PATHWAYS, INC.,
                                 a Delaware corporation

                                 AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC, a Delaware limited liability company

                                 AMERICAN MEDICAL RESPONSE HOLDINGS, INC., a Delaware corporation

                                 AMERICAN MEDICAL RESPONSE MANAGEMENT, INC., a Delaware corporation

                                 AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC., a Pennsylvania corporation

                                 AMERICAN MEDICAL RESPONSE NORTHWEST, INC., an Oregon corporation

                                 AMERICAN MEDICAL RESPONSE OF COLORADO, INC., a Delaware corporation

                                 AMERICAN MEDICAL RESPONSE OF CONNECTICUT,
                                 INCORPORATED,
                                 a Connecticut corporation

                                 AMERICAN MEDICAL RESPONSE OF GEORGIA, INC., a Delaware corporation

                                 AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC., a Delaware corporation

                                 AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE, a California corporation

                                 AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS,
                                 INC.,
                                 a Massachusetts corporation

                                 AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA,
                                 INC.,
                                 a Delaware corporation

                                 AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC., a Delaware corporation

                                 AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA,
                                 INC.,
                                 a Delaware corporation

                                 AMERICAN MEDICAL RESPONSE OF SOUTHERN
                                 CALIFORNIA,
                                 a California corporation

                                 AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC., a Delaware corporation

                                 AMERICAN MEDICAL RESPONSE OF TEXAS, INC., a Delaware corporation

                                 AMERICAN MEDICAL RESPONSE WEST,
                                 a California corporation

                                 AMERICAN MEDICAL RESPONSE, INC.,
                                 a Delaware corporation

                                 AMR BROCKTON, L.L.C.,
                                 a Delaware limited liability company

                                 ASSOCIATED AMBULANCE SERVICE INC.,
                                 a New York corporation

                                 ATLANTIC AMBULANCE SERVICES ACQUISITION, INC., a Delaware corporation

                                 ATLANTIC/KEY WEST AMBULANCE, INC.,
                                 a Delaware corporation

                                 ATLANTIC/PALM BEACH AMBULANCE, INC.,
                                 a Delaware corporation

                                 BROWARD AMBULANCE, INC.,
                                 a Delaware corporation

                                 CHARLES T. MITCHELL, INC.,
                                 a Hawaii corporation

                                 CHATHAM COACH LINES, INC.,
                                 a Delaware corporation

                                 CONCORDE ADJUSTERS, INC.,
                                 a Delaware corporation

                                 COORDINATED HEALTH SERVICES, INC.,
                                 a Pennsylvania corporation

                                 DESERT VALLEY MEDICAL TRANSPORT, INC.,
                                 a California corporation

                                 ECEP, INC.,
                                 a Missouri corporation

                                 EMCARE ANESTHESIA SERVICES, INC.,
                                 a Delaware corporation

                                 EMCARE CONTRACT OF ARKANSAS, INC.,
                                 an Arkansas corporation

                                 EMCARE HOLDINGS INC.,
                                 a Delaware corporation

                                 EMCARE OF ALABAMA, INC.,
                                 an Alabama corporation

                                 EMCARE OF ARIZONA, INC.,
                                 an Arizona corporation

                                 EMCARE OF CALIFORNIA, INC.,
                                 a California corporation

                                 EMCARE OF COLORADO, INC.,
                                 a Colorado corporation

                                 EMCARE OF CONNECTICUT, INC.,
                                 a Connecticut corporation

                                 EMCARE OF FLORIDA, INC.,
                                 a Florida corporation

                                 EMCARE OF GEORGIA, INC.,
                                 a Georgia corporation

                                 EMCARE OF HAWAII, INC.,
                                 a Hawaii corporation

                                 EMCARE OF INDIANA, INC.,
                                 an Indiana corporation

                                 EMCARE OF IOWA, INC.,
                                 an Iowa corporation

                                 EMCARE OF KENTUCKY, INC.,
                                 a Kentucky corporation

                                 EMCARE OF LOUISIANA, INC.,
                                 a Louisiana corporation

                                 EMCARE OF MARYLAND, LLC,
                                 a Maryland limited liability company

                                 EMCARE OF MICHIGAN, INC.,
                                 a Michigan corporation

                                 EMCARE OF MINNESOTA, INC.,
                                 a Minnesota corporation

                                 EMCARE OF MISSISSIPPI, INC.,
                                 a Mississippi corporation

                                 EMCARE OF MISSOURI, INC.,
                                 a Missouri corporation

                                 EMCARE OF NEVADA, INC.,
                                 a Nevada corporation

                                 EMCARE OF NEW HAMPSHIRE, INC.,
                                 a New Hampshire corporation

                                 EMCARE OF NEW JERSEY, INC.,
                                 a New Jersey corporation

                                 EMCARE OF NEW MEXICO, INC.,
                                 a New Mexico corporation

                                 EMCARE OF NEW YORK, INC.,
                                 a New York corporation

                                 EMCARE OF NORTH CAROLINA, INC.,
                                 a North Carolina corporation

                                 EMCARE OF NORTH DAKOTA, INC.,
                                 a North Dakota corporation

                                 EMCARE OF OHIO, INC.,
                                 an Ohio corporation

                                 EMCARE OF OKLAHOMA, INC.,
                                 an Oklahoma corporation

                                 EMCARE OF OREGON, INC.,
                                 an Oregon corporation

                                 EMCARE OF PENNSYLVANIA, INC.,
                                 a Pennsylvania corporation

                                 EMCARE OF RHODE ISLAND, INC.,
                                 a Rhode Island corporation

                                 EMCARE OF SOUTH CAROLINA, INC.,
                                 a South Carolina corporation

                                 EMCARE OF TENNESSEE, INC.,
                                 a Tennessee corporation

                                 EMCARE OF TEXAS, INC.,
                                 a Texas corporation

                                 EMCARE OF VERMONT, INC.,
                                 a Vermont corporation

                                 EMCARE OF VIRGINIA, INC.,
                                 a Virginia corporation

                                 EMCARE OF WASHINGTON, INC.,
                                 a Washington corporation

                                 EMCARE OF WEST VIRGINIA, INC.,
                                 a West Virginia corporation

                                 EMCARE OF WISCONSIN, INC.,
                                 a Wisconsin corporation

                                 EMCARE PHYSICIAN PROVIDERS, INC.,
                                 a Missouri corporation

                                 EMCARE PHYSICIAN SERVICES, INC.,
                                 a Delaware corporation

                                 EMCARE SERVICES OF ILLINOIS, INC.,
                                 an Illinois corporation

                                 EMCARE SERVICES OF MASSACHUSETTS, INC.,
                                 a Massachusetts corporation

                                 EMCARE, INC.,
                                 a Delaware corporation

                                 EM-CODE REIMBURSEMENT SOLUTIONS, INC.,
                                 a Delaware corporation

                                 EMERGENCY MEDICINE EDUCATION SYSTEMS, INC., a Texas corporation

                                 EMERGENCY SPECIALISTS OF ARKANSAS, INC. II, a Texas corporation

                                 FIRST MEDICAL/EMCARE INC.,
                                 a California corporation

                                 FIVE COUNTIES AMBULANCE SERVICE, INC.,
                                 a New York corporation

                                 FLORIDA EMERGENCY PARTNERS, INC.,
                                 a Texas corporation

                                 FOUNTAIN AMBULANCE SERVICE, INC.,
                                 an Alabama corporation

                                 GIEGER TRANSFER SERVICE, INC.,
                                 a Mississippi corporation

                                 GOLDEN GATE ASSOCIATES,
                                 a California corporation

                                 HANK'S ACQUISITION CORP.,
                                 an Alabama corporation

                                 HEALTHCARE ADMINISTRATIVE SERVICES, INC., a Delaware corporation

                                 HELIX PHYSICIANS MANAGEMENT, INC.,
                                 a California corporation

                                 HEMET VALLEY AMBULANCE SERVICE, INC.,
                                 a California corporation

                                 INTERNATIONAL LIFE SUPPORT, INC.,
                                 a Hawaii corporation

                                 KUTZ AMBULANCE SERVICE, INC.,
                                 a Wisconsin corporation

                                 LAIDLAW INTERNATIONAL FINANCE CORPORATION,
                                 INC.,
                                 a Delaware corporation

                                 LAIDLAW MEDICAL HOLDINGS, INC.,
                                 a Delaware corporation

                                 LAIDLAW MEDICAL TRANSPORTATION, INC.,
                                 a Delaware corporation

                                 LAIDLAW ONE, INC.,
                                 a Delaware corporation

                                 LAIDLAW TRANSIT HOLDINGS, INC.,
                                 a Delaware corporation

                                 LAIDLAW TRANSIT MANAGEMENT COMPANY, INC., a Pennsylvania corporation

                                 LAIDLAW TRANSIT SERVICES, INC.,
                                 a Delaware corporation

                                 LAIDLAW TRANSIT, INC.,
                                 a Delaware corporation

                                 LAIDLAW TRANSPORTATION HOLDINGS, INC.,
                                 a Delaware corporation

                                 LAIDLAW TRANSPORTATION MANAGEMENT INC.,
                                 an Ohio corporation

                                 LAIDLAW TRANSPORTATION, INC.,
                                 a Delaware corporation

                                 LAIDLAW TWO, INC.,
                                 a Delaware corporation

                                 LAIDLAW USA, INC.,
                                 a New York corporation

                                 LIFECARE AMBULANCE SERVICE, INC.,
                                 an Illinois corporation

                                 LIFEFLEET SOUTHEAST, INC.,
                                 a Florida corporation

                                 LINC TRANSPORTATION, LLC,
                                 a Delaware corporation

                                 MEDEVAC MEDICAL RESPONSE, INC.,
                                 a Missouri corporation

                                 MEDEVAC MIDAMERICA, INC.,
                                 a Missouri corporation

                                 MEDIC ONE AMBULANCE SERVICES, INC.,
                                 a Delaware corporation

                                 MEDIC ONE OF COBB, INC.,
                                 a Georgia corporation

                                 MEDI-CAR AMBULANCE SERVICE, INC.,
                                 a Florida corporation

                                 MEDI-CAR SYSTEMS, INC.,
                                 a Florida corporation

                                 MEDLIFE EMERGENCY MEDICAL SERVICE, INC., an Alabama corporation

                                 MERCY AMBULANCE OF EVANSVILLE, INC.,
                                 an Indiana corporation

                                 MERCY LIFE CARE,
                                 a California corporation

                                 MERCY, INC.,
                                 a Nevada corporation

                                 METRO AMBULANCE SERVICE (RURAL), INC.,
                                 a Delaware corporation

                                 METRO AMBULANCE SERVICE, INC.,
                                 a Delaware corporation

                                 METRO AMBULANCE SERVICES, INC.,
                                 a Georgia corporation

                                 METROPOLITAN AMBULANCE SERVICE,
                                 a California corporation

                                 MIDWEST AMBULANCE MANAGEMENT COMPANY,
                                 a Delaware corporation

                                 MOBILE MEDIC AMBULANCE SERVICE, INC.,
                                 a Delaware corporation

                                 NORMAN BRUCE JETTON, INC.,
                                 a California corporation

                                 OLD STAT, INC.,
                                 a Delaware corporation

                                 PACIFIC EMERGENCY SPECIALISTS MANAGEMENT, INC., a California corporation

                                 PARAMED, INC.,
                                 a Michigan corporation

                                 PARK AMBULANCE SERVICE INC.,
                                 a New York corporation

                                 PHYSICIAN ACCOUNT MANAGEMENT, INC.,
                                 a Florida corporation

                                 PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC., an Ohio corporation

                                 PROVIDER ACCOUNT MANAGEMENT, INC.,
                                 a Delaware corporation

                                 PUCKETT AMBULANCE SERVICE, INC.,
                                 a Georgia corporation

                                 RANDLE EASTERN AMBULANCE SERVICE, INC.,
                                 a Florida corporation

                                 REGIONAL EMERGENCY SERVICES, L.P.,
                                 a Delaware limited partnership

                                 REIMBURSEMENT TECHNOLOGIES, INC.,
                                 a Pennsylvania corporation

                                 S.C. FOOD SERVICES (U.S.A.), INC.,
                                 a Delaware corporation

                                 SAFE RIDE SERVICES, INC.,
                                 an Arizona corporation

                                 SAN FRANCISCO AMBULANCE SERVICE, INC.,
                                 a California corporation

                                 SEMINOLE COUNTY AMBULANCE, INC.,
                                 a Delaware corporation

                                 SPRINGS AMBULANCE SERVICE, INC.,
                                 a California corporation

                                 STAT PHYSICIANS, INC.,
                                 a Florida corporation

                                 SUNRISE HANDICAP TRANSPORT CORP.,
                                 a New York corporation

                                 SUTRAN, INC.,
                                 a South Dakota corporation

                                 TEK, INC.,
                                 an Illinois corporation

                                 THE GOULD GROUP, INC.,
                                 a Texas corporation

                                 TIDEWATER AMBULANCE SERVICE, INC.,

                                 a Virginia corporation

                                 TIFTON MANAGEMENT SERVICES, INC.,
                                 a Georgia corporation

                                 TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC., a Georgia corporation

                                 TUCKER EMERGENCY SERVICES, INC.,
                                 a Georgia corporation

                                 VAN TRAN OF TUCSON, INC.,
                                 an Arizona corporation

                                 By: __________________________________
                                 Name:
                                 Title:

                                 CANADIAN SUBSIDIARY
                                 GUARANTORS/GRANTORS:

                                 331001 ALBERTA LTD.

                                 367756 ALBERTA INC.

                                 3765101 CANADA INC.

                                 501781 ONTARIO LIMITED

                                 518841 ALBERTA INC.

                                 ATHLETIC INJURY MANAGEMENT SERVICES INC.

                                 AUTOBUS TRANSCO (1988) INC.

                                 BARREL TAXI LTD.
                                 BEAVERTON & DISTRICT AMBULANCE SERVICES LTD.

                                 BOOK AMBULANCE SERVICE LTD.

                                 BRANT COUNTY AMBULANCE SERVICE LIMITED

                                 CANADIAN MEDICAL RESPONSE (NOVA SCOTIA) LIMITED

                                 3524302 CANADA INC.

                                 CAPITAL BUS SALES (1988) LIMITED

                                 CHECKER CABS (EDMONTON) INC.

                                 GRAY COACH TRAVEL INC.

                                 GRAY LINE OF VANCOUVER HOLDINGS LTD.

                                 MANHATTAN EQUIPMENT SUPPLY COMPANY LIMITED

                                 MEDTRANS MEDICAL TRANSPORTATION LTD.

                                 PENETANG-MIDLAND COACH LINES LIMITED

                                 S.C. FOOD SERVICES (CANADA) INC./
                                 SERVICES ALIMENTAIRES S.C. (CANADA) INC.

                                 SUPERIOR AMBULANCE (1986) LIMITED

                                 THE GRAY LINE OF VICTORIA LTD.

                                 VOYAGEUR CORP.

                                 N.N. LEE K. INVESTMENTS LTD.

                                 C. SEELEY'S BUS LINES LTD.

                                 GCTC LEASING LTD.

                                 2026922 ONTARIO LIMITED

                                 2026921 ONTARIO LIMITED

                                 By: __________________________________
                                 Name:
                                 Title:

                                   SCHEDULE I

                                   COMMITMENTS

====================================================================================================================================
                                      US REVOLVING   US REVOLVING               CANADIAN     CANADIAN    ADDITIONAL
                                         CREDIT        CREDIT      LETTER OF    REVOLVING   LETTER OF    LETTER OF
   NAME OF INITIAL         TERM B       TRANCHE A     TRANCHE B      CREDIT      CREDIT       CREDIT       CREDIT        SWING LINE
       LENDER            COMMITMENT    COMMITMENT     COMMITMENT   COMMITMENT  COMMITMENT   COMMITMENT   COMMITMENT      COMMITMENT
====================================================================================================================================
Citicorp North           372,000,000    42,500,000     52,000,000           0           0            0             0     25,000,000
America, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First      248,000,000    42,500,000     33,000,000           0           0            0             0              0
Boston, acting
through its Cayman
Islands Branch
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First                0             0              0           0  15,750,000            0             0              0
Boston (Toronto
Branch)
------------------------------------------------------------------------------------------------------------------------------------
General Electric           5,000,000    15,000,000     15,000,000           0           0            0             0              0
Capital Corporation
------------------------------------------------------------------------------------------------------------------------------------
Citibank Canada                    0             0              0           0  19,250,000   15,000,000             0              0
------------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                     0             0              0  35,000,000           0            0   100,000,000              0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    625,000,000   100,000,000    100,000,000  35,000,000  35,000,000   15,000,000   100,000,000     25,000,000
====================================================================================================================================

                           APPLICABLE LENDING OFFICES

=========================================================================================================
                                                                   DOMESTIC,
                                                            EURODOLLAR AND CANADIAN
    NAME OF INITIAL LENDER                                       LENDING OFFICE
=========================================================================================================
Citicorp North America, Inc.                                Citicorp North America, Inc.
                                                            2 Penns Way, Suite 200
                                                            New Castle, DE 19720
                                                            Attn: David Graber
                                                            Fax: (302) 894-6120

                                                            With a copy to:

                                                            Citibank Canada
                                                            123 Front Street West
                                                            Toronto, Ontario
                                                            M5J 2M3
                                                            Attn: Rod Smith
                                                            Fax: (416) 947-5802
---------------------------------------------------------------------------------------------------------
Credit Suisse First Boston, acting through its Cayman       Credit Suisse First Boston
Islands Branch                                              One Madison Avenue
                                                            New York, NY 10010
                                                            Attn: Edward Markowski
                                                            Fax: (212) 538-6851

                                                            With a copy to:

                                                            Credit Suisse First Boston
                                                            One Madison Avenue
                                                            New York, NY 10010
                                                            Attn: Joseph Adipietro
                                                            Fax: (212) 448-3135
---------------------------------------------------------------------------------------------------------
Credit Suisse First Boston (Toronto Branch)                 Credit Suisse First Boston (Toronto Branch)
                                                            One First Canadian Place
                                                            Suite 3000
                                                            Toronto, Ontario
                                                            M5X 1C9
                                                            Attn: Jocelyn Ong
                                                            Fax: (416) 352-4576

                                                            With a copy to:

                                                            Credit Suisse First Boston (Toronto Branch)
                                                            One First Canadian Place
                                                            Suite 3000
                                                            Toronto, Ontario
                                                            M5X 1C9
                                                            Attn: Alain Daoust
                                                            Fax: (416) 352-4576
=========================================================================================================

=========================================================================================================
                                                                   DOMESTIC,
                                                            EURODOLLAR AND CANADIAN
    NAME OF INITIAL LENDER                                       LENDING OFFICE
=========================================================================================================
General Electric Capital Corporation                        General Electric Capital Corporation
                                                            800 Connecticut Avenue
                                                            Two North
                                                            Norwalk, CT 06854
                                                            Attn: David Montague
                                                            Fax: (203) 852-3630
---------------------------------------------------------------------------------------------------------
Citibank Canada                                             Citibank Canada
                                                            123 Front Street West
                                                            Toronto, Ontario
                                                            M5J 2M3
                                                            Attn: Mary Vlahos
                                                            Fax: (416) 947-5674

                                                            With a copy to:

                                                            Citibank Canada
                                                            123 Front Street West
                                                            Toronto, Ontario
                                                            M5J 2M3
                                                            Attn: Rod Smith
                                                            Fax: (416) 947-5802
---------------------------------------------------------------------------------------------------------
Citibank, N.A.                                              Citibank, N.A.
                                                            2 Penns Way, Suite 200
                                                            New Castle, DE 19720
                                                            Attn: David Graber
                                                            Fax: (302) 894-6120

                                                            With a copy to:

                                                            Citibank Canada
                                                            123 Front Street West
                                                            Toronto, Ontario
                                                            M5J 2M3
                                                            Attn: Rod Smith
                                                            Fax: (416) 947-5802
=========================================================================================================

                                                                  EXHIBIT A-1(a)

                                                                         FORM OF
                                              US REVOLVING CREDIT TRANCHE A NOTE

$_______________                                      Dated: _________ __, ____

                  FOR VALUE RECEIVED, the undersigned, __________________, a _________ corporation (the "BORROWER"), HEREBY PROMISES TO PAY _________________ (the "LENDER") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the US Revolving Credit Tranche A Advances, the Revolving Letter of Credit Advances and the Swing Line Advances (each as defined below) owing to the Lender by the Borrower pursuant to the $825,000,000 Credit Agreement dated as of June 19, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Laidlaw Investments Ltd., an Ontario corporation and predecessor to Laidlaw International, Inc., a Delaware corporation, Laidlaw Transit Ltd., an Ontario corporation, and Greyhound Canada Transportation Corp., an Ontario corporation, as borrowers thereunder, the Lender and certain other lender parties party thereto, Citicorp North America, Inc., as Collateral Agent and as Administrative Agent for the Lender and such other lender parties, on the Termination Date.

                  The Borrower promises to pay interest on the unpaid principal amount of each US Revolving Credit Tranche A Advance, Revolving Letter of Credit Advance and Swing Line Advance from the date of such US Revolving Credit Tranche A Advance, Revolving Letter of Credit Advance or Swing Line Advance, as the case may be, until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  Both principal and interest are payable in lawful money of the United States of America to Citicorp North America, Inc., as Administrative Agent, at _______________, New York, New York __________ in same day funds. Each US Revolving Credit Tranche A Advance, Revolving Letter of Credit Advance and Swing Line Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.

                  This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making or purchasing of advances (variously, the "US REVOLVING CREDIT TRANCHE A ADVANCES", the "REVOLVING LETTER OF CREDIT ADVANCES" or the "SWING LINE ADVANCES") by the Lender to or for the benefit of the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such US Revolving Credit Tranche A Advance, Revolving Letter of Credit Advance and Swing Line Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

                  This Note shall be governed by, and construed in accordance with, the laws of the state of New York.

                                            [BORROWER]

                                            By ______________________________
                                               Title:

                       ADVANCES AND PAYMENTS OF PRINCIPAL

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                                                  AMOUNT OF                 UNPAID
                          AMOUNT OF             PRINCIPAL PAID            PRINCIPAL                 NOTATION
     DATE                  ADVANCE                OR PREPAID               BALANCE                  MADE BY
====================================================================================================================

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

                                                                  EXHIBIT A-1(b)

                                                                         FORM OF
                                              US REVOLVING CREDIT TRANCHE B NOTE

$_______________                                      Dated: _________ __, ____

                  FOR VALUE RECEIVED, the undersigned, __________________, a _________ corporation (the "BORROWER"), HEREBY PROMISES TO PAY ________________ (the "LENDER") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the US Revolving Credit Tranche B Advances (as defined below) owing to the Lender by the Borrower pursuant to the $825,000,000 Credit Agreement dated as of June 19, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Laidlaw Investments Ltd., an Ontario corporation and predecessor to Laidlaw International, Inc., a Delaware corporation, Laidlaw Transit Ltd., an Ontario corporation, and Greyhound Canada Transportation Corp., an Ontario corporation, as borrowers thereunder, the Lender and certain other lender parties party thereto, Citicorp North America, Inc., as Collateral Agent and as Administrative Agent for the Lender and such other lender parties, on the Termination Date.

                  The Borrower promises to pay interest on the unpaid principal amount of each US Revolving Credit Tranche B Advance from the date of such US Revolving Credit Tranche B Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  Both principal and interest are payable in lawful money of the United States of America to Citicorp North America, Inc., as Administrative Agent, at _______________, New York, New York __________ in same day funds. Each US Revolving Credit Tranche B Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.

                  This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making or purchasing of advances (the "US REVOLVING CREDIT TRANCHE B ADVANCES") by the Lender to or for the benefit of the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such US Revolving Credit Tranche B Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

                  This Note shall be governed by, and construed in accordance with, the laws of the state of New York.

                                     [BORROWER]

                                     By: ______________________________
                                     Title:

                       ADVANCES AND PAYMENTS OF PRINCIPAL

====================================================================================================================
                                                  AMOUNT OF                 UNPAID
                          AMOUNT OF             PRINCIPAL PAID            PRINCIPAL                 NOTATION
     DATE                  ADVANCE                OR PREPAID               BALANCE                  MADE BY
====================================================================================================================

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